UNIT-BASED COMPENSATION	3 Months Ended
Mar. 31, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
UNIT-BASED COMPENSATION
UNIT-BASED COMPENSATION
Long-Term Incentive Plan. The LTIP provides for equity awards to eligible officers, employees, consultants and directors of our general partner and its affiliates, thereby linking the recipients' compensation directly to SMLP’s performance. The LTIP is administered by our general partner's board of directors, though such administration function may be delegated to a committee appointed by the board. A total of 5.0 million common units was reserved for issuance pursuant to and in accordance with the LTIP. As of March 31, 2013, approximately 4.7 million common units remained available for future issuance.
The LTIP provides for the granting, from time to time, of unit-based awards, including common units, restricted units, phantom units, unit options, unit appreciation rights, distribution equivalent rights, profits interest units and other unit-based awards. Grants are made at the discretion of the board of directors or compensation committee of our general partner. The administrator of the LTIP may make grants under the LTIP that contain such terms, consistent with the LTIP, as the administrator may determine are appropriate, including vesting conditions. The administrator of the LTIP may, in its discretion, base vesting on the grantee's completion of a period of service or upon the achievement of specified financial objectives or other criteria or upon a change of control (as defined in the LTIP) or as otherwise described in an award agreement. Termination of employment prior to vesting will result in forfeiture of the awards, except in limited circumstances as described in the plan documents. Units that are canceled or forfeited will be available for delivery pursuant to other awards.
The following table presents phantom and restricted unit activity:

Three months ended March 31, 2013
Nonvested phantom and restricted units, beginning of period	131,558
Phantom units granted	145,269
Nonvested phantom and restricted units, end of period	276,827

In March 2013, the board of directors of our general partner granted 145,269 phantom units with distribution equivalent rights to certain key employees that provide services for us. A phantom unit is a notional unit that entitles the grantee to receive a common unit upon the vesting of the phantom unit or on a deferred basis upon specified future dates or events or, in the discretion of the administrator, cash equal to the fair market value of a common unit. Distribution equivalent rights for each phantom unit provide for a lump sum cash amount equal to the accrued distributions from the grant date to be paid in cash upon the vesting date. The phantom units granted in March 2013 vest ratably over a three-year period. Upon vesting, awards may be settled in cash and/or common units, at the discretion of the board of directors.
The grant date fair value of the phantom unit awards, based on a per-unit fair value of $25.99, was $3.8 million. Compensation expense related to the March 2013 awards recognized for the three months ended March 31, 2013 was approximately $0.1 million.
Upon vesting, management intends to settle all phantom unit awards with common units. As of March 31, 2013, the unrecognized non-cash compensation expense related to the phantom units granted in March 2013 was $3.7 million. Incremental non-cash compensation expense will be recorded over the remaining vesting period of 2.96 years. No forfeitures were assumed in the determination of estimated compensation expense due to a lack of history.
In October 2012, in connection with our IPO, the board of directors of our general partner granted 125,000 phantom units. Compensation expense related to the October 2012 awards recognized for the three months ended March 31, 2013 was approximately $0.2 million. As of March 31, 2013, the unrecognized non-cash compensation expense related to the phantom units granted in October 2012 was $2.1 million. Incremental non-cash compensation expense will be recorded over the remaining vesting period of 2.5 years. No forfeitures were assumed in the determination of estimated compensation expense due to a lack of history.
DFW Net Profits Interests. Class B membership interests in DFW Midstream (the "DFW Net Profits Interests") participate in distributions upon time vesting and the achievement of certain distribution targets to Class A members or higher priority vested DFW Net Profits Interests. The DFW Net Profits Interests are accounted for as compensatory awards. All grants vest ratably and provide for accelerated vesting in certain limited circumstances, including a qualifying termination following a change in control (as defined in the underlying award agreement and the DFW Midstream Amended and Restated Limited Liability Company Agreement and Contribution Agreement).
Information regarding the amount and grant date fair value of the vested and nonvested DFW Net Profits Interests was as follows:

	Three months ended March 31,
	2013		2012
	Percentage interest	Weighted-average grant date fair value (per 1.0% of DFW Net Profits Interest)	Percentage interest	Weighted-average grant date fair value (per 1.0% of DFW Net Profits Interest)
	(Dollars in thousands)
Nonvested, beginning of period	0.038%	$1,650	1.750%	$306
Vested	0.006%	$1,650	0.275%	$277
Nonvested, end of period	0.031%	$1,650	1.475%	$311
Vested, end of period	4.100%	$243	2.925%	$260

We recognize non-cash compensation expense ratably over the respective award's vesting period. Non-cash compensation expense recognized in general and administrative expense related to the DFW Net Profits Interests was as follows:

	Three months ended March 31,
	2013	2012
	(In thousands)
Non-cash compensation expense	$13	$153

As of March 31, 2013, the unrecognized non-cash compensation expense related to the DFW Net Profits Interests was $0.1 million. Beginning in October 2012 and continuing into April 2013, we entered into a series of exchange agreements with the seven holders of the then-outstanding DFW Net Profits Interests whereby we exchanged $12.2 million for their vested DFW Net Profits Interests and 7,393 SMLP restricted units for their unvested DFW Net Profits Interests. As a result of these exchange transactions, there were no remaining or outstanding DFW Net Profits Interests as of April 30, 2013.
SMP Net Profits Interests. SMP Net Profits Interests participate in distributions upon time vesting and the achievement of certain distribution targets to Class A members or higher priority vested SMP Net Profits Interests. The SMP Net Profits Interests are accounted for as compensatory awards. All grants vest ratably and provide for accelerated vesting in certain limited circumstances, including a qualifying termination following a change in control (as defined in the underlying award agreement and Summit LLC Agreement).
Information regarding the amount and grant-date fair value of the vested and nonvested SMP Net Profits Interests was as follows:

	Three months ended March 31,
	2012
	Percentage interest	Weighted-average grant date fair value (per 1.0% of SMP Net Profits Interest)
	(Dollars in thousands)
Nonvested, beginning of period	3.958%	$1,003
Granted	0.500%	$1,780
Vested	0.318%	$965
Nonvested, end of period	4.141%	$1,010
Vested, end of period	2.215%	$712
We recognize non-cash compensation expense ratably over the respective award's vesting period. Non-cash compensation expense recognized in general and administrative expense related to the SMP Net Profits Interests was as follows:

Three months ended March 31, 2012
(In thousands)
Non-cash compensation expense	$307

The expense recognition of these awards is not reflected in SMLP's financial statements subsequent to the IPO because Summit Investments is not consolidated by SMLP.